Exhibit 99.1

Goldman Sachs Houston Chemical Intensity Day March 2013

Forward-Looking Statements This presentation contains certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future. Any such statements other than statements of historical fact are forward-looking statements within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended. Words or phrases such as “anticipate”, “believe”, “plan”, “estimate”, “project”, “may”, “will”, “intend”, “target”, “would” or “could” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions, or events generally identify forward-looking statements. These statements relate to, among other things, our outlook for future periods, supply and demand, pricing trends and market forces within the chemical and building industries, cost reduction strategies and their results, planned capital expenditures, long-term objectives of management, expected benefits of Axiall’s merger with the chlor-alkali and derivatives business of PPG Industries, Inc. (the “Transactions”), integration plans and expected synergies therefrom and other statements of expectations concerning matters that are not historical facts. These statements are based on the current expectations of our management. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements included in this presentation. These risks and uncertainties include, among other things: the integration of the merged business with the businesses we operated prior to the Transactions not being successful; changes, seasonality and/or cyclicality in the industries in which our products are sold and changes in demand for our products or increases in overall industry capacity that could affect production volumes and/or pricing; risks, costs, liabilities, unexpected delays and operating restrictions associated with integrating the merged business; the costs and operating restrictions associated with compliance with current and future environmental, health and safety laws and regulations; the significant restrictions on our business operations set forth in the agreements governing the Transactions; the availability and pricing of energy and raw materials; changes in the general economy, including the impacts of the current, and any potential future, economic uncertainties in the housing and construction markets; risks, hazards and potential liabilities associated with manufacturing chemicals and building products; our ability to continue to comply with the covenants in the our debt documents and our substantial amount of indebtedness and significant debt service obligations; competition within our industry; difficulties in product transportation; complications resulting from our multiple Enterprise Resource Planning (“ERP”) systems and the implementation of our new ERP systems; strikes and work stoppages; any impairment of goodwill, indefinite-lived intangible assets or other intangible assets; the failure to realize the benefits of, and/or disruptions resulting from, any asset dispositions, asset acquisitions, joint ventures, business combinations or other transactions; risks associated with any potential failures of our joint venture partners to fulfill their obligations; changes in foreign currency exchange and interest rates; and our substantial amount of indebtedness and significant debt service obligations. In light of these risks, uncertainties, assumptions and other factors, the forward-looking statements discussed in this presentation may not occur. Other unknown or unpredictable factors could also have a material adverse effect on Axiall’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to Axiall and its business, see Axiall’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and subsequent periodic filings with the SEC. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Axiall does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events, or changes in its expectations, except as required by law.

Agenda Axiall Overview Global Chlor-alkali North American Chlor-alkali Summary

Axiall Overview

Axiall Value Drivers U.S. Shale Gas has Changed the Structure of Global Chlorovinyls Markets On low end of global cost curves for chlor-alkali and ethylene NA PVC exports have grown ~250% since 2008, NA caustic exports up ~100% U.S. Housing Recovery Drives PVC demand Growth and Margin Expansion Domestic demand for PVC expected to grow 5+% for several years Operating rates likely >90% in the near term Domestic PVC demand expected to be satisfied by export repatriation Building Products Volume & Margins Expected to Improve with U.S. Housing Recovery U.S. housing activity well below historical levels Volume recovery underway Significant Cost Synergies and Well-Positioned to Capitalize on Growth Opportunities Expected ~$115 million of annualized cost synergies in the first two years Strong capital structure and cash flows Well positioned to participate in NA ethylene expansion Scale, Integration and Global Cost Advantage Creates Opportunity for Axiall

6 Cumene Phenol Acetone Siding Pipe Windows/Doors Mouldings Caustic Soda Chlorine PVC Resin Compounds Axiall Pro Forma 2012 Sales Aromatics 22% Building Products 18% Chlorovinyls 60%

Accessories Shutters Columns Siding Shakes Soffit Corner Post Shutters Corners Windows Railing Surrounds Decking Mouldings Fascia Building Products Portfolio Pipe & Fittings

CUMENE 2.0 billion lbs. PHENOL 660 million lbs. ACETONE 408 million lbs. 100% Sold 50% Sold 100% Sold Largest cumene plant in the world Integrated producer of phenol/acetone 100% merchant marketer of phenol and acetone Note: Capacity includes Pasadena plant (160 million lbs. of phenol and 100 million lbs of acetone) which has been idled. Aromatics Primary End Uses Acrylic Resins Engineered Plastics Industrial Solvents Primary End Uses Intermediate for Phenol and Acetone Gasoline Additive Primary End Uses Phenolic Resins Engineered Plastics Specialty Chemicals Refinery Grade Propylene Benzene

Combined Map of Facilities Georgia Gulf Building Products Company Headquarters PPG Commodity Chemicals Georgia Gulf – Chemicals Major Chemicals Sites Lake Charles, LA Plaquemine, LA Natrium, WV Pasadena, TX Longview, WA Beauharnois, QB La Porte, TX Taiwan Major BP Sites Toronto, ON Montreal, QB Newbern, TN Columbus, OH Marion, VA

Chlor-alkali Chlorine Merchant Caustic Soda VCM Vinyl Resins Electricity Building Products Chlorovinyls – Building Products Integration Derivatives and Merchant Chlorine Vinyl Compounds Merchant Compound Merchant Resin Salt Cogen Facilities Natural Gas Ethane Ethylene

North American Competitors and Capacity ('000s short tons) ECU VCM PVC (’000s short tons) (’000s short tons) Source: IHS (CMAI)

12 | Diverse Product Portfolio Creates Optionality Chlorine Downstream PVC Downstream • 60% internally consumed by a broad mix of chlorine derivatives • Multiple downstream growth opportunities • Gulf Coast logistics provide excellent access to export markets • Organic growth expected in Building Products as U.S. housing recovers VCM/PVC 45% Merchant Up to 40% Derivatives 15% Domestic Merchant 56% Export 20% Compound 12% Building Products 12%

Synergies to be Realized Over First 2 Years

axiall

		Expected Value
Procurement & Logistics	• Savings from combined $2+ billion/year purchased materials and services • Freight and terminal optimization	~$40M
Operating Rate	• Operating rate optimization through the chain of combined assets	~$35M
G&A Reduction	• Reduced overhead charges • Information Technology savings • Impact of purchase accounting pension adjustments (~$15M)	~$40M
Annualized Cost Synergy Run Rate		~$115M
Total Cash to Achieve	• Professional fees, consultants • Information Technology implementation • Relocation and Severance costs	~$55M

$60 Million annualized run rate expected by end of first year

13

Global Chlor-alkali

Axiall 3rd Largest Global Player Projected 2013 Global Capacity Over 90 Million ECU/Year Source: IHS (CMAI) and Axiall marketing

Global Chlor-Alkali Operating Profile 70% 84% 77% 74% 79% 67% 82% Advantaged cost, export growth, stable economy Strong demand, net importer Low cost, no local demand, political instability Insufficient caustic supply Cooling demand, oil/coal based cost structure High cost, slow economy Source: IHS (CMAI), Chlorine Institute, Eurochlor, Axiall marketing 2012 Operating Rates

US Chlor-Alkali Remains Cost Advantaged Source: IHS, Axiall marketing, www.energy.eu, sunsirs.com Global Chlor-Alkali Manufacturing Costs % of Global Capacity 16% 42% 17% 4%

Global Capacity Additions and Demand Growth Low Asia capacity utilization expected to temper global capacity growth North America chlorine capacity expected in line with demand North America caustic exports growth expected as balance improves CAGR forecast 2012-2016: Chlorine Caustic Demand Capac. Demand Supply NA 2.7% 1.3% 2.3% 2.7% Global 3.1% 2.4% 3.1% 3.1% US GDP 2.8% Chemical Production 3.0% Source: IHS (CMAI), IHS (Global Insights) and Axiall marketing

Liquid Caustic Export Markets Growing ASIA AMERICAS EMEA Source: IHS (CMAI) and Axiall marketing projections

North–to-South Export Opportunities Expand + 1724 + 3722 + 6 + 1884 -1100 - 1627 - 3427 Projected change in net trade between 2012 and 2017 shown in dry short tons per day Source: IHS (CMAI) and Axiall marketing projections -473 RE-ESTABLISHED ROUTE

Similar Caustic Prices in Producing Regions Source: IHS (CMAI)

North American Chlor-alkali

Projected NA Chlor Alkali Capacity Changes 2013 2012 2011 2014-15 Capacity Additions 2013-2014 Capacity Additions Match Demand Growth Assumes Dow/Mitsui JV offset by capacity reductions Source: IHS (CMAI) and Axiall marketing

24 | North American Chlorine Demand 2012 Demand: 14 million ECUs U.S. Housing Recovery Satisfied by Fewer Exports, not more Chlorine Source: IHS (CMAI), ACC, Axiall marketing Org/Inorg 26% PVC 35% TiO2 5% HCI, 6% EPI, 5% Water, 6% PO 10% MDI/TDI 7%

Chlorine Derivative Exports Remain Strong Source: JOC, ACC, Axiall marketing

North American Caustic Soda Demand 2012 Demand 15.6 MM DST Segment Driver Expected Growth 2012-2017 Chemical Production (Organic/ Inorganic) Economic recovery & consumer-driven demand 1.6% Water Treatment Bleach, muni drinking water 1.5% Packaging & Specialty Boxboard, fluff, tissue, specialty 2.9% Paper freesheet, coated, mechanical -1.1% Alumina Auto, aerospace, beverage cans 0.9% Refinery Miles driven and export capabilities 1.8% 2013-2016 Growth 2-3% per year Source: IHS and Axiall marketing projections

US Ethylene Remains Globally Competitive EU Asia US % Light Feedstock: 30% 20% 85% Source: IHS

North American Ethylene Expansions Source: IHS (CMAI) and Axiall management estimates Cumulative Total of 24 billion lbs/year by 2018 Announced

US Vinyl Chain Ethylene Consumption ~75% of North American PVC from Purchased Ethylene Source: IHS (CMAI) and Axiall management estimates of current annualized consumption

North American Exporting Record Vinyl Volumes Shale Gas has significantly improved North America’s vinyl cost position North American PVC Exports Annual PVC cash costs Shale gas provides favorable economics for US producers US Western Europe Northeast Asia US Dollars Per Metric Ton Source: IHS (CMAI) Source: IHS (CMAI)

PVC Operating Rates expected above 90% soon Axiall’s access to export markets provides a strong base of demand Source: IHS (CMAI) for Total Capacity, Total Demand, US PVC Exports, and Operating Rate, excluding hypothetical capacity additions. CDI Operating forecast labeled. Operating Rate (RHS) lbs billions Total Capacity (LHS) Total Demand (LHS) US PVC Exports (LHS) CDI Forecast 0 2 4 6 8 10 12 14 16 18 20 22 2009 2010 2011 2012 2013E 2014E 2015E 2016E 75% 80% 85% 90% 95% 100%

Summary

Axiall Value Drivers U.S. Shale Gas has Changed the Structure of Global Chlorovinyls Markets On low end of global cost curves for chlor-alkali and ethylene NA PVC exports have grown ~250% since 2008, NA caustic exports up ~100% U.S. Housing Recovery Drives PVC demand Growth and Margin Expansion Domestic demand for PVC expected to grow 5+% for several years Operating rates likely >90% in the near term Domestic PVC demand expected to be satisfied by export repatriation Building Products Volume & Margins Expected to Improve with U.S. Housing Recovery U.S. housing activity well below historical levels Volume recovery underway Significant Cost Synergies and Well-Positioned to Capitalize on Growth Opportunities Expected ~$115 million of annualized cost synergies in the first two years Strong capital structure and cash flows Well positioned to participate in NA ethylene expansion Scale, Integration and Global Cost Advantage Creates Opportunity for Axiall

Q&A

Appendix

Capital Structure Objectives Preserve access to capital markets Maintain ample liquidity Retain strong balance sheet and financial flexibility Long-term Objectives: Stay within capital structure guardrails Leverage: 2X midcycle EBITDA Interest coverage: 3X or greater

Improves Combined Mid-Cycle EBITDA(1) to $850mm+ Higher Integration Level Reduces EBITDA Cyclicality Source: Axiall Management Assumes corporate costs of $60 million. Chlorovinyls Building Products Aromatics Drivers: Operating rates Natural Gas advantage Chlorine-caustic demand balance Drivers: Operating rates Cumene-phenol capacity balance Export demand Drivers: US and Canadian Housing Starts Remodel/Renovation activity Georgia Gulf PPG Synergies All charts in $ millions